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                                                                   EXHIBIT 10.11



NationsBank, NA

                                CREDIT AGREEMENT
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     This Credit Agreement (the "Agreement") dated as of January 1, 1999, by and between NationsBank, N.A. a national banking association ("Bank") and the Borrower described below.

     In consideration of the Letters of Credit described in Section 1.C. and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

     1.  DEFINITIONS AND REFERENCE TERMS. In addition to any other terms defined
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herein, the following terms shall have the meaning set forth with respect thereto:

         A.  Borrower:
             K&G Men's Center, Inc.,
             a Georgia corporation

         B.  Borrower's Address:
             1225 Chattahoochee Ave., N.W.
             Atlanta, GA 30318

         C. Letters of Credit. Any letter of credit issued by the Bank per the Master Agreement For Letters of Credit executed by the Borrower (the "Master Agreement"). The expiration date of this Letter of Credit commitment is February 29, 2000. Any letters of credit issued under this commitment must carry a maturity date of no later than February 29, 2000.

         D. Loan Documents. Loan Documents means this Credit Agreement and any and all documents, instruments, certificates and agreements executed and/or delivered by Borrower in connection with any Letters of Credit.

         E. Tangible Net Worth. Tangible Net Worth means the amount by which total liabilities exceed total liabilities less all intangible assets to include patents, goodwill, advances or loans assets to/receivables from affiliates and stockholders, plus subordinated debt.

         F. EBITDAR. EBITDAR means earnings before interest expense, income taxes, depreciation expense, amortization expense, and rent or lease expense for a given period.

         G. Accounting Terms. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles ("GAAP"), as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 2.H. hereof.
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     2.  REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants
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to Bank as follows:

         A. Good Standing. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of Georgia and has the power and authority to own its property and to carry on its business in each jurisdiction in which Borrower does business.

         B. Authority and Compliance. Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein; all of which have been duly authorized by all proper and necessary action of the appropriate governing body of Borrower. No consent or approval of any public authority or other third party is required as a condition to the validity of any Lean Document, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

         C. Binding Agreement. This Agreement and the other Loan Documents executed by Borrower constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms, except as the enforceability therein may be limited by bankruptcy, insolvency, reorganization and other laws affecting the enforcement of creditors' rights generally and except as may be limited by general equitable principles.

         D. Litigation. There is no material proceeding involving Borrower pending or, to the knowledge of Borrower, threatened before any court or governmental authority, agency or arbitration authority, except as disclosed to Bank in writing and acknowledged by Bank prior to the date of this Agreement.

         E. No Conflicting Agreements. There is no charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of Borrower and no provision of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

         F. Ownership of Assets. Borrower has good title to its assets, and its material assets are free and clear of liens, except those disclosed to Bank in writing prior to the date of this Agreement.

         G. Liens. Borrower agrees that, for so long as any part of the Letters of Credit remains outstanding, it will not, without first obtaining the prior written consent of Bank, create or permit any lien, encumbrance, charge, or security interest of any kind to exist on inventory now owned or hereafter acquired.

         H. Taxes. All taxes and assessments due and payable by Borrower have been paid or are being contested in good faith by appropriate proceedings and the Borrower has filed all tax returns which it is required to file.
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         I.  Financial Statements. The unaudited financial statements of
Borrower heretofore delivered to Bank have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved and fairly present Borrower's financial condition in all material respects as of the date or dates thereof, and there has been no material adverse change in Borrower's financial condition or operations since November 1, 1998. All factual information furnished by Borrower to Bank in connection with this Agreement and the other Loan Documents is and will be accurate and complete in all material respects on the date as of which such information is delivered to Bank.

         J. Place of Business. Borrower's chief executive office is located at 1225 Chattahoochee Ave., N.W.
             Atlanta, GA 30318.

         K. Continuation of Representations and Warranties. All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and at and as of the date of any advance under any Letter of Credit, provided that Borrower shall have reasonable opportunity to update its disclosure requirements hereunder at such time.

     3.  AFFIRMATIVE COVENANTS.  Until full payment and performance of all
         ---------------------
obligations of Borrower under the Loan Documents, Borrower will, unless Bank consents otherwise in writing (and without limiting any requirement of any other Loan Document):

         A. Financial Condition. Maintain Borrower's financial condition as follows, determined in accordance with GAAP applied on a consistent basis throughout the period involved except to the extent modified by the following definitions:

             i. Maintain minimum Tangible Net Worth at all times of $10,000,000 plus 50% of net income for each fiscal quarter thereafter.

             ii. Maintain a fixed charge coverage ratio defined as EBITDAR divided by the aggregate of the current portion of long-term debt and capital lease obligations plus interest expense plus rent or lease expense, of not less than 2.25 to 1.0, calculated each fiscal quarter on a rolling 4 quarter basis.

         B. Financial Statements and Other Information. Unless written notice of another location is given to Bank, Borrower's books and records will be located at Borrower's chief executive office set forth above. All financial statements called for below shall be prepared in form and content reasonably acceptable to Bank and by independent certified public accountants acceptable to Bank.

             i.   Quarterly unaudited financial statements;

             ii.  Annual audited financial statements

In addition, Borrower will:

             i. Furnish to Bank a compliance certificate for (and executed by an authorized representative of Borrower concurrently with and dated as of the date of delivery of each of the financial statements as required in paragraphs i and ii above, containing (a) a certification that the financial statements of even date are true and correct in all material respects and that the Borrower is not in default under the terms of this Agreement, and (b) computations and conclusions, in such detail as Bank may reasonably request, with respect to compliance with this Agreement, and the other Loan Documents, including computations of all quantitative covenants as defined above.

             ii. Furnish to Bank promptly such additional information, reports and statements respecting the business operations and financial condition of Borrower, from time to time, as Bank may reasonably request.

          C. Insurance. Maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as the Borrower deems sufficient, in its discretion, specifically to include fire and extended coverage insurance covering all assets, business interruption insurance, workers compensation insurance and liability insurance.

         D. Existence and Compliance. Maintain its existence, good standing and qualification to do business, where required and comply with all material laws, regulations and governmental requirements including, without limitation, environmental laws applicable to it or to any of its property, business operations and transactions, the violation of which would cause a material adverse effect on the Borrower's financial condition.

         E.  Adverse Conditions or Events. Promptly advise Bank in writing of
(i) any condition, event or act which comes to its attention that could be reasonably expected to materially adversely affect Borrower's financial condition or operations or Bank's rights under the Loan Documents, (ii) any litigation filed by or against Borrower, (iii) any event that has occurred that would constitute an event of default under any Loan Documents and (iv) any uninsured or partially uninsured loss through fire, theft, liability or property damage in excess of an aggregate of $1,000,000.

         F. Taxes and Other Obligations. Pay all of its taxes, assessments and other obligations, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner.

         G. Maintenance. Maintain all of its tangible property in good condition and repair and make all reasonable necessary replacements thereof, and take all reasonable steps to preserve and maintain all licenses, trademarks, privileges, permits, franchises, certificates and the like reasonably necessary for the operation of its business.

      4.  DEFAULT.  Borrower shall be in default under this Agreement and under
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each of the other Loan Documents (i) if it shall default in the payment of any amounts due and owing under the Letters of Credit within 10 days of receipt of written notice of such nonpayment or should it fail to timely and properly observe, keep or perform any term, covenant, agreement or condition in any Loan Document within 30 days of receipt of written notice of such noncompliance or in any other loan agreement, promissory note, security agreement, deed of trust, deed to secure debt, mortgage, assignment or other contract securing or evidencing payment of any indebtedness of Borrower to Bank or any affiliate or subsidiary of NationsBank Corporation; or, (ii) if it shall default in the payment of any material amounts due and owing SunTrust Bank, Atlanta, within 20 days of receipt of written notice of such nonpayment.

     5.  REMEDIES UPON DEFAULT. If an event of default under Section 4 shall
         ---------------------
occur and shall have not been cured, Bank shall have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity.

     6.  NOTICES. All notices, requests or demands that any party is required or
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may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:

          Borrower:
          1225 Chattahoochee Ave., N.W.
          Atlanta, GA 30318

          Bank:
          600 Peachtree Street
          19th Floor
          Atlanta, GA 30308

or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows:

         A.  If sent by mail, upon the earlier of the date of receipt or five
(5) days after deposit in the U.S. Mail, first class postage prepaid;

         B.  If sent by any other means, upon delivery.

     7.  MISCELLANEOUS. Borrower and Bank further covenant and agree as follows,
         -------------
without limiting any requirement of any other Loan Document:

         A. Cumulative Rights and No Waiver. Each and every right granted to Bank under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Bank, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or future notice or demand in similar or other circumstances.

         B. Applicable Law. This Credit Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of Georgia and applicable United States federal law.

         C. Amendment. No modification, consent, amendment or waiver of any provision of this Credit Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specified instance and for the purpose for which given. This Credit Agreement is binding upon Borrower, its successors and assigns, and inures to the benefit of Bank, its successors and assigns; however, no assignment or other transfer of Borrower's rights or obligations hereunder shall be made or be effective without Bank's prior written consent, nor shall it relieve Borrower of any obligations hereunder. There is no third party beneficiary of this Credit Agreement.

         D. Documents. All documents, certificates and other items required under this Credit Agreement to be executed and/or delivered to Bank shall be in form and content satisfactory to Bank and its counsel.

         E. Partial Invalidity. The unenforceability or invalidity of any provision of this Credit Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         F. Survivability. All covenants, agreements, representations and warranties made herein or in the other Lean Documents shall survive the mailing of the Letters of Credit and shall continue in full force and effect so long as the Letters of Credit are outstanding or the obligation of the Bank to make any advances under the Letter of Credit shall not have expired.

     8.  ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES
         -----------
HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS, INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING
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FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE
WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE
LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A.  SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE
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BORROWER'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR
DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B.  RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE
         ---------------------
DEEMED TO (1) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR
(II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS BUT NOT LIMITED TO) SETOFF, OR ) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR
(C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS UT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY. OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE

A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     9.  NO ORAL AGREEMENT.  THIS WRITTEN CREDIT AGREEMENT AND THE OTHER LOAN
         -----------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.

K & G MEN'S CENTER, INC.                  NATIONSBANK, N.A.


By:                                       By:
   --------------------------------          --------------------------------
Name:                                     Name:
     ------------------------------            ------------------------------
Title:                                    Title:
      -----------------------------             -----------------------------


                  (SEAL)                                      (SEAL)